As filed with the Securities and Exchange                      File No. 33-88334
Commission on April 27, 1998                                  File No. 811-8934

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 7

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 7

                        AETNA GENERATION PORTFOLIOS, INC.
                        ---------------------------------

             151 Farmington Avenue RE4A, Hartford, Connecticut 06156
             -------------------------------------------------------
                                 (860) 273-1409

                            Amy R. Doberman, Counsel
                    Aetna Life Insurance and Annuity Company
             151 Farmington Avenue RE4A, Hartford, Connecticut 06156
             -------------------------------------------------------
                     (Name and Address of Agent for Service)


--------------------------------------------------------------------------------
It is proposed that this filing will become effective:



        [X] on May 1, 1998 pursuant to paragraph (b) of Rule 485

                        Aetna Generation Portfolios, Inc.
                              Cross-Reference Sheet

Form N-1A
Item No.                       Part A                      Caption in Prospectus
--------                       ------                      ---------------------

  1.   Cover Page                                           Cover Page

  2.   Synopsis     ....................................    Not applicable

  3.   Condensed Financial Information..................    Financial Highlights

  4.   General Description of Registrant................    Cover Page
                                                            The Fund
                                                            Description of the Generation
                                                               Portfolios
                                                            Investment Strategies
                                                            Investment Techniques
                                                            Risk Factors and Other
                                                               Considerations
                                                            Concentration

  5.   Management of the Fund...........................    Management of the Generation
                                                               Portfolios

 5A.   Management's Discussion of Fund Performance......    Not applicable

  6.   Capital Stock and Other Securities...............    Purchase and Redemption of Shares
                                                            General Information
                                                            Tax Matters

  7.   Purchase of Securities Being Offered.............    Management of the Generation
                                                               Portfolios
                                                            Purchase and Redemption of Shares
                                                            Net Asset Value

  8.   Redemption or Repurchase.........................    Purchase and Redemption of Shares
                                                            Net Asset Value

  9.   Legal Proceedings................................    Not applicable

Form N-1A
Item No.                       Part B                       Caption in Statement of Additional
--------                       ------                       ----------------------------------
                                                            Information
                                                            -----------

 10.    Cover Page.......................................   Cover Page

 11.    Table of Contents................................   Table of Contents

 12.    General Information and History..................   General Information and History

 13.    Investment Objectives and Policies...............   Additional Investment Restrictions
                                                              and Policies of the Portfolios
                                                            Description of Various Securities
                                                              and Investment Techniques

 14.    Management of the Fund...........................   Directors and Officers

 15.    Control Persons and Principal Holders of
         Securities .....................................   Control Persons and Principal
                                                              Shareholders

 16.    Investment Advisory and Other
         Services........................................   Investment Advisory Agreements
                                                            The Administrative Services
                                                              Agreement
                                                            License Agreement
                                                            Custodian
                                                            Independent Auditors

 17.    Brokerage Allocation.............................   Brokerage Allocation and Trading
                                                              Policies

 18.    Capital Stock and Other Securities...............   Description of Shares
                                                            Purchase and Redemption of Shares
                                                            Voting Rights

 19.    Purchase, Redemption and Pricing of Securities
         Being Offered....................................  Purchase and Redemption of Shares
                                                            Net Asset Value

 20.    Tax Status.......................................   Tax Status

 21.    Underwriters.....................................   Principal Underwriter

 22.    Calculation of Performance Data..................   Performance Information

 23.    Financial Statements.............................   Financial Statements

                                     Part C
                                     ------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       AETNA GENERATION PORTFOLIOS, INC.
                                Aetna Ascent VP
                              Aetna Crossroads VP
                                Aetna Legacy VP

                             151 Farmington Avenue
                            Hartford, CT 06156-8972
                                1-800-525-4225

                         Prospectus dated: May 1, 1998

Aetna Generation Portfolios, Inc. (Fund) is an open-end diversified management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has three Portfolios authorized. The Fund's shares are offered only to insurance company separate accounts to fund benefits under their variable annuity contracts (VA Contracts) and variable life insurance policies (VLI Policies). Each Portfolio is an asset allocation fund that allocates its investments among equities and fixed income securities and is designed for contract holders and retirement plan participants (Participants) with different investment horizons and risk tolerances. See "Description of the Generation Portfolios" and "Risk Factors and Other Considerations." An investment in the Fund is neither insured nor guaranteed by the U.S. Government.


This Prospectus sets forth concisely the information that a prospective contract holder or policy holder should know before directing an investment to a Portfolio and should be read and kept for future reference. A Statement of Additional Information (Statement) dated May 1, 1998 contains more information about the Portfolios. For a free copy of the Statement, call 1-800-525-4225 or write to the Fund, at the address listed above. The Statement has been filed with the Securities and Exchange Commission (Commission) and is incorporated into this Prospectus by reference. Additional information filed with the Commission can be obtained by contacting the Commission at its Web Site (http://www.sec.gov).


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this Prospectus carefully before investing and retain for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            TABLE OF CONTENTS



Financial Highlights .............................     3
The Fund .........................................     5
Description of the Generation Portfolios .........     5
Investment Strategies ............................     5
Investment Techniques ............................     8
Risk Factors and Other Considerations ............    10
Concentration ....................................    12
Management of the Generation Portfolios ..........    13
Reimbursements/Fee Waiver Arrangements ...........    14
Purchase and Redemption of Shares ................    14
Net Asset Value ..................................    14
General Information ..............................    15
Tax Matters ......................................    15
Year 2000 ........................................    16



2 Aetna Generation Portfolios, Inc.

                             FINANCIAL HIGHLIGHTS


The selected data presented below for, and as of the end of, each of the periods listed are obtained from the financial statements of Aetna Generation Portfolios, Inc., which have been audited by KPMG Peat Marwick LLP, independent auditors. Additional information about the performance of each Portfolio included in the tables is contained in the Fund's Annual Report dated December 31, 1997.


(for one share outstanding throughout each period)


                                                  Aetna Ascent VP
                                  ------------------------------------------------
                                                                      Period
                                       Year          Year              From
                                      Ended          Ended         07/05/95 to
                                     12/31/97      12/31/96         12/31/95+
                                  ------------- -------------- -------------------
Net asset value,
 beginning of period ............   $ 12.619       $ 10.795       $    10.000
                                    --------       --------       -----------
Income from
 Investment Operations
 Net investment
  income ........................      0.248          0.225             0.116
 Net realized and
  change in
   unrealized gain on
   investments ..................      2.247          2.286             0.929
                                    --------       --------       -----------
  Total from
   investment
    operations ..................      2.495          2.511             1.045
                                    --------       --------       -----------
Less Distributions
 From net investment
  income ........................    ( 0.339)       ( 0.230)          ( 0.250)
From net realized gains
 on investments .................    ( 0.656)       ( 0.457)               --
                                    --------       --------       -----------
Total distributions .............    ( 0.995)       ( 0.687)          ( 0.250)
                                    --------       --------       -----------
Net asset value, end of
 period .........................   $ 14.119       $ 12.619       $    10.795
                                    ========       ========       ===========
Total Return* ...................      19.90%         23.58%            10.45%
Net assets, end of
 period (000's) .................  $ 148,810       $ 45,155       $    18,850
Ratio of total expenses
 to average net assets                  0.75%          0.84%             1.59%(1)
Ratio of net investment
 income to average
 net assets .....................       2.51%          2.53%             2.26%(1)
Portfolio turnover rate .........     124.82%        109.77%            39.77%
Average Commission
 rate paid per share
 on equity securities
 traded .........................  $  0.0311       $ 0.0296                --



                                                Aetna Crossroads VP
                                  ------------------------------------------------
                                                                      Period
                                       Year          Year              From
                                      Ended          Ended         07/05/95 to
                                     12/31/97      12/31/96         12/31/95+
                                  ------------- -------------- -------------------
Net asset value,
 beginning of period ............   $ 11.979       $ 10.740       $    10.000
                                    --------       --------       -----------
Income from
 Investment Operations
 Net investment
  income ........................      0.303          0.270             0.131
 Net realized and
  change in
   unrealized gain on
   investments ..................      1.786          1.722             0.799
                                    --------       --------       -----------
  Total from
   investment
    operations ..................      2.089          1.992             0.930
                                    --------       --------       -----------
Less Distributions
 From net investment
  income ........................    ( 0.383)       ( 0.300)          ( 0.190)
From net realized gains
 on investments .................    ( 0.600)       ( 0.453)               --
                                    --------       --------       -----------
Total distributions .............    ( 0.983)       ( 0.753)          ( 0.190)
                                    --------       --------       -----------
Net asset value, end of
 period .........................   $ 13.085       $ 11.979       $    10.740
                                    ========       ========       ===========
Total Return* ...................      17.57%         18.81%             9.30%
Net assets, end of
 period (000's) .................  $ 122,990      $  37,690       $    18,813
Ratio of total expenses
 to average net assets                  0.75%          0.80%             1.60%(1)
Ratio of net investment
 income to average
 net assets .....................       3.20%          3.01%             2.56%(1)
Portfolio turnover rate .........     103.08%        105.66%            49.38%
Average Commission
 rate paid per share
 on equity securities
 traded .........................  $  0.0325      $  0.0284                --

(1) Annualized.
 * The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                                             Aetna Generation Portfolios, Inc. 3

(for one share outstanding throughout each period)


                                                                            Aetna Legacy VP
                                                          ---------------------------------------------------
                                                                                              Period From
                                                           Year Ended      Year Ended         07/05/95 to
                                                            12/31/97        12/31/96           12/31/95+
                                                          ------------   --------------   -------------------
Net asset value, beginning of period ..................     $ 11.255        $ 10.637         $   10.000
                                                            --------        --------         ----------
Income from Investment Operations
 Net investment income ................................        0.355           0.334              0.148
 Net realized and change in unrealized gain on
  investments .........................................        1.263           1.150              0.679
                                                            --------        --------         ----------
  Total from investment operations ....................        1.618           1.484              0.827
                                                            --------        --------         ----------
Less Distributions
 From net investment income ...........................       (0.392)         (0.363)            (0.190)
 From net realized gains on investments ...............       (0.381)         (0.503)                --
                                                            --------        --------         ----------
Total distributions ...................................       (0.773)         (0.866)            (0.190)
                                                            --------        --------         ----------
Net asset value, end of period ........................     $ 12.100        $ 11.255         $   10.637
                                                            ========        ========         ==========
Total Return* .........................................        14.50%          14.19%              8.27%
Net assets, end of period (000's) .....................    $  81,650        $ 27,754         $   18,253
Ratio of total expenses to average net assets .........         0.75%           0.80%              1.62%(1)
Ratio of net investment income to average net assets            3.75%           3.45%              2.91%(1)
Portfolio turnover rate ...............................        85.01%         111.11%             62.43%
Average Commission rate paid per share on equity
 securities traded ....................................    $  0.0297        $ 0.0274                 --

(1) Annualized.

 * The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.


4 Aetna Generation Portfolios, Inc.

                                   THE FUND


The Fund is an open-end, management investment company, consisting of multiple Portfolios. It currently has authorized three Portfolios, Aetna Ascent VP (Ascent VP), Aetna Crossroads VP (Crossroads VP) and Aetna Legacy VP (Legacy
VP). The Fund may authorize additional Portfolios in the future. The Portfolios are intended to serve as funding vehicles for VA Contracts and VLI Policies to be offered through the separate accounts of insurance companies. The insurance companies, not Participants, are shareholders of the Fund. See "General Information." The Fund's Board of Directors (Directors) does not foresee any disadvantages or conflicts to the Participants in funding both VA Contracts and VLI Policies through the Portfolios or in offering the Portfolios through more than one insurance company. The Directors have agreed to monitor the Portfolios' activities to identify any potentially material, irreconcilable conflicts and to take appropriate action if necessary to resolve any conflicts which may arise.


                   DESCRIPTION OF THE GENERATION PORTFOLIOS

The Portfolios are asset allocation funds that seek to maximize long-term investment returns at varying levels of risk.

Ascent VP's investment objective is to provide capital appreciation. The Portfolio is designed for Participants who have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

Crossroads VP's investment objective is to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for Participants who have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

Legacy VP's investment objective is to provide total return consistent with preservation of capital. The Portfolio is designed for Participants who have an investment horizon exceeding five years and who have a low level of risk tolerance.

Each Portfolio's investment objective is a fundamental policy. There can be no assurance that a Portfolio will meet its investment objective. Each Portfolio is subject to investment policies and restrictions described in this Prospectus and in the Statement, some of which are fundamental. No fundamental investment policy or restriction may be changed without the approval of a majority of the outstanding shares of that Portfolio.


                             INVESTMENT STRATEGIES

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Portfolio. Aeltus is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is, in turn, an indirect, wholly-owned subsidiary of Aetna Inc. See "Management of the Generation Portfolios."

Each Portfolio has a specific asset allocation strategy, which corresponds to its respective investment objective. Each strategy contains unique asset allocation ranges and benchmark allocations for the seven asset classes utilized by the Portfolios. The ranges show what is permissible for allocations to each asset class in a given Portfolio. Aeltus may adjust the asset class mix of a Portfolio within the ranges. The benchmarks describe a typical asset allocation strategy under neutral market conditions. Benchmarks are also used by Aeltus to monitor a "hypothetical benchmark portfolio" consisting of the benchmark allocation in each comparative index. Comparing the actual performance of each Portfolio against its respective "hypothetical benchmark portfolio" is useful in evaluating the impact of ongoing asset allocation decisions.


                                             Aetna Generation Portfolios, Inc. 5

The allocation ranges, benchmarks and comparative indexes are as follows:



                               Ascent     Crossroads      Legacy
Asset Class                      VP           VP            VP             Comparative Index
---------------------------   --------   ------------   ----------   -----------------------------
Equities
Large Capitalization Stocks
  Range ...................     0-60%        0-45%          0-30%    Standard & Poor's 500
                                                                     Stock Index
  Benchmark ...............       20%          15%            10%
Small Capitalization Stocks
  Range ...................     0-40%        0-30%          0-20%    Russell 2000 Small Cap
  Benchmark ...............       20%          15%            10%    Stock Index
International Stocks
  Range ...................     0-40%        0-30%          0-20%    Morgan Stanley Capital
  Benchmark ...............       20%          15%            10%    International Europe
                                                                     Australia and Far East Index
Real Estate Stocks
  Range ...................     0-40%        0-30%          0-20%    National Association of Real
                                                                     Estate Investment Trust
  Benchmark ...............       20%          15%            10%    Equity REIT Index
Fixed Income
U. S. Dollar Bonds
  Range ...................     0-30%        0-70%         0-100%    Salomon Brothers Broad
  Benchmark ...............       10%          25%            40%    Investment Grade Index
International Bonds
  Range ...................     0-20%        0-20%          0-20%    Salomon Brothers Non-U.S.
  Benchmark ...............       10%          10%            10%    World Government Bond Index
Money Market Securities
  Range ...................     0-30%        0-30%          0-30%    91 Day T-Bill
  Benchmark ...............        0%           5%            10%




Aeltus will allocate the assets of each Portfolio within the specified ranges. The actual allocation of assets of each Portfolio may be above or below the benchmark allocation at any given time, depending on Aeltus' ongoing evaluation of the expected returns and risks of each asset class. For example, if Aeltus believes, based on a review of various economic and financial market factors, that the expected ratio of return to risk for a particular asset class will be better than other classes, the allocation of assets to that class may be higher than the benchmark percentage.



In addition to investing within the asset allocation ranges, Crossroads VP will invest no more than 60% of its assets and Legacy VP will invest no more than 35% of its assets in the following types of securities: securities in the Small Capitalization Stock Class with capitalization of less than $1.0 billion, securities in the U.S. Dollar Bond Class that are below investment grade, otherwise known as high-yield bonds, securities in the International Stock Class, and securities in the International Bond Class. Ascent VP has no such restrictions. Restrictions apply at the time of purchase of the particular securities and are intended to limit the amount of risk assumed by each Portfolio.



The Portfolios may also invest in options contracts, futures contracts, and other derivative instruments, which are described in greater detail under "Investment Techniques" and "Risk Factors and Other Considerations" and in the Statement.



Asset allocation strategies are supplemented by security selection decisions within each asset class. Selection of particular securities will be based on Aeltus' evaluation of various factors including the par-


6 Aetna Generation Portfolios, Inc.

ticular issuer or industry, the expected return from the investment, the price to earnings ratio, dividend payments, yields and inflation factors. The following describes the securities in each of the asset classes. Some of these securities involve risks described under "Risk Factors and Other
Considerations."


Equity Securities
Each Portfolio may invest its assets in equity securities that Aeltus believes have the potential for capital appreciation. These may include the equity securities of larger, widely-traded issuers; smaller, less well-known issuers; foreign issuers; and real estate-related issuers. Securities in this asset class include preferred and common stocks, securities convertible into stock and warrants to purchase stock.

Large Capitalization Stock Class. Issuers of equity securities in this class generally have equity market capitalizations at the time of purchase of more than $1 billion, are U.S. domiciled and their securities generally are widely traded on U.S. exchanges.

Small Capitalization Stock Class. Equity securities in this class are issued by smaller, less well-known U.S. companies with equity market capitalizations generally less than $1.0 billion. These securities may involve greater risks because their issuers may be untested in adverse market conditions, may have limited product lines or financial resources, or their securities may trade less frequently than those of larger-capitalized companies. As a result, the prices of these securities may fluctuate more than prices of more widely traded securities of larger companies.



International Stock Class. Equity securities in this class may be issued by companies domiciled or engaged in business principally in countries outside of the United States, and may have total capitalizations of any size. Aeltus believes that investment in foreign securities offers significant potential for long-term capital appreciation and affords substantial opportunities for investment diversification. Each Portfolio may invest in ordinary foreign shares and depositary receipts. Investments in securities of foreign companies and in securities denominated in foreign currencies involve certain risks, which are described below under "Risk Factors and Other Considerations."



Real Estate Stock Class. Equity securities in this class include equity real estate investment trusts (REITs), real estate development and real estate operating companies, and interests in companies engaged in other real estate related businesses. Each Portfolio will invest the real estate portion of its assets primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular type of commercial real estate, such as apartment complexes, or a geographic region, such as the Northeastern United States, or both. Investments in securities of real estate companies involve certain risks, which are described below under "Risk Factors and Other Considerations."



Fixed Income Securities
Each Portfolio may invest in fixed income securities, including obligations of the United States and foreign governments, as well as obligations of corporations and high-yield bonds.


The value of fixed income securities fluctuates in response to changes in interest rates. Generally, when interest rates fall, the value of fixed income securities increases. Conversely, when interest rates rise, the value of fixed income securities decreases. The amount of the increase or decrease in value may be affected by other factors, including the maturity of the security. Fixed income securities are subject to various risks, including the creditworthiness of the issuer and economic factors.

U.S. Dollar Bonds Class. Securities in this class consist of any fixed income security denominated in U.S. dollars, including obligations of the U.S. Government, debt securities issued by U.S. corporations and supranational agencies and mortgage-backed securities.

U.S. Government Securities consist of direct obligations of the U.S. Government, such as treasury bills, notes and bonds which are backed by the full faith and credit of the United States, or indirect obligations, such as notes and bonds which are guaranteed as to principal, interest, or both by agencies and instrumentalities of


                                             Aetna Generation Portfolios, Inc. 7
the U.S. Government. Securities of such agencies and instrumentalities are backed by either the full faith and credit of the U.S. Treasury, the right of the issuer to borrow from the U.S. Treasury, or the credit of the agency or instrumentality. Securities in this group also include repurchase agreements collateralized by U.S. Government agency securities, separately traded principal and interest components of certain U.S. Government securities
(STRIPS) and zero coupon bonds. See "Investment Techniques."


Corporate Bonds include investment grade debt securities and high-yield bonds. Investment grade debt securities include corporate debt securities rated in the four highest categories by Standard & Poor's Corporation (S&P) or Moody's Investor's Services, Inc. (Moody's), and other corporate debt instruments with similar ratings by other nationally recognized statistical rating organizations or, if unrated, considered by Aeltus to be of similar quality. High-yield bonds carry more credit risk and are rated BB or below by S&P or Ba or below by Moody's or, if unrated, are considered by Aeltus to be of comparable quality. No Portfolio will invest more than 15% of its assets in high-yield bonds. See "Risk Factors and Other Considerations" for further information.



Mortgage-Backed and Asset-Backed Securities. The Portfolios may invest in mortgage-backed, asset-backed and other securities which represent interest in pools of mortgages or assets, as the case may be, and which pass through to the holders of the securities payments of principal, interest or other cash flow generated by the underlying mortgages or assets. In the case of certain mortgage-backed securities, payments of interest, principal or both may be guaranteed by an agency or instrumentality of the U. S. Government, such as GNMA, FHLMC and FNMA. Other mortgage-backed securities, such as collateralized mortgage-backed securities (CMOs) and real estate mortgage investment conduits (REMICs) and many asset-backed securities generally are secured by the underlying pool of mortgages and assets or the backing of a third party, and are rated similarly to corporate bonds. Additional information about CMOs and REMICs is contained in the Statement. Mortgage-backed and asset-backed securities are subject to prepayment risk.


International Bond Class. Securities in this class include debt securities denominated in currencies other than the U.S. dollar. Generally, these securities are issued by foreign corporations and foreign governments and are traded on foreign markets. Investment in international debt securities that are denominated in foreign currencies involve certain risks, which are described under "Risk Factors and Other Considerations."


Money Market Instruments
Each Portfolio may invest in high quality money market instruments that present minimal credit risk.

Money market instruments include U.S. Government obligations, repurchase agreements, certificates of deposit, banker's acceptances, bank deposits, other financial institution obligations, commercial paper and other short-term commercial obligations. These securities may include instruments that have variable interest rates which, in the opinion of Aeltus, will maintain a value at or close to the face value of the security.

Each Portfolio may keep a portion of its assets in cash.


                             INVESTMENT TECHNIQUES

The Generation Portfolios may use the following investment techniques:

Borrowing
Each Portfolio may borrow up to 5% of the value of its total assets for temporary or emergency purposes. The Portfolios do not intend to borrow for other purposes, except that they may invest in leveraged derivatives which have certain risks as outlined below. The Portfolios may borrow for leveraging purposes only if after the borrowing, the value of the Portfolio's net assets, including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Portfolio since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.


8 Aetna Generation Portfolios, Inc.

Repurchase Agreements
Each Portfolio may enter into repurchase agreements with domestic banks and broker-dealers. Under a repurchase agreement, a Portfolio may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Portfolios to resell the instrument at a fixed price and time. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, the Portfolio may incur costs in liquidating the securities or other collateral for the agreement or a loss if the securities (or collateral) decline in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of the Portfolio to liquidate the collateral may be delayed or limited. The Directors have established credit standards for counterparties to repurchase agreements entered into by the Portfolios.


Zero coupon and Pay-in-Kind Bonds
Each Portfolio may invest in zero coupon securities and pay-in-kind bonds. Zero coupon securities and payment-in-kind bonds are debt securities that are purchased and traded at a discount to their face value because they pay no interest for some or all of their lives. Zero coupon securities and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying instruments with similar maturities. The value of zero coupon securities and pay-in-kind bonds appreciate more during periods of declining interest rates and depreciate more during periods of rising interest rates than they do at other times.


Bank Obligations
Each Portfolio may invest in obligations (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit) issued by domestic or foreign banks provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.



Options, Futures and Other Derivative Instruments
In order to manage exposure to changing interest rates, securities prices and currency exchange rates, or to increase investment return, each Portfolio may engage in hedging and other strategies using derivatives. A derivative is a financial instrument the value of which depends on (or derives from) the value of an underlying asset, such as a security, interest rate, currency exchange rate or index. Derivatives that may be used by a Portfolio include forward contracts, swaps, structured notes, futures (see "Futures Contracts" below), options (see "Options" below), CMOs (see "Mortgage-Backed Securities" above), and U.S. Government derivatives (see "U.S. Government Derivatives" below). In addition, derivatives may be used to enhance a Portfolio's yield. See the Statement for additional information on the use of and risks associated with derivatives.



Some of these strategies, such as selling futures contracts, buying puts and writing calls are designed to hedge against price fluctuations. Other strategies, such as writing puts, buying futures contracts, calls, and interest rate swaps, tend to increase market exposure. In some cases, a Portfolio may buy a futures contract for the purpose of increasing its exposure in a particular market segment, which may be considered speculative, rather than for hedging.



For purposes other than hedging, a Portfolio will invest no more than 5% of its assets in derivatives which at the time of purchase are considered by management to involve high risk to the Portfolio, such as inverse floaters, interest-only and principal-only debt instruments. Each Portfolio may invest up to 30% of its assets in lower risk derivatives for hedging or to gain additional exposure to certain markets for investment purposes, while maintaining liquidity to meet shareholder redemptions and to minimize trading costs.



Futures Contracts--Futures contracts are agreements that obligate the buyer to buy and the seller to sell a specific quantity of securities at a specific price on a specific date. Investments in futures contracts or options on futures may be made subject to the limits discussed in the Statement.



The aggregate futures market prices of financial instruments required to be delivered or purchased under open futures contracts may not exceed 100% of Ascent VP's total assets, 60% of Crossroads VP's total assets and 30% of Legacy VP's total assets.


                                             Aetna Generation Portfolios, Inc. 9

Options--Each Portfolio may purchase and write (sell) call options and put options, including options on securities, indices and futures. Call options on securities may be sold only if covered. Options are agreements that for a fee or premium, give the holder the right, but not the obligation, to pay or settle for cash a certain amount of securities during a specified period or on a specified date. Options are used to minimize principal fluctuation or to generate additional premium income but they do involve risks. See "Risk Factors and Other Considerations," below.


U.S. Government Derivatives--Each Portfolio may purchase separately traded principal and interest components of certain U.S. Government securities ("STRIPS"). In addition, a Portfolio may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal fixed income securities because interest payments are accrued rather than paid out in regular installments.


Forward-Exchange Contracts--Each Portfolio may engage in forward-exchange contracts. The use of forward-exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. In an attempt to limit their risk in forward-exchange contracts, the Portfolios limit their exposure to the amount of their respective assets denominated in the foreign currency being cross-hedged. Cross-hedging entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge. These risks are described in greater detail in the Statement.


Supranational Agencies
Each Portfolio may invest up to 10% of its net assets in securities of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government, nor are they considered foreign securities for purposes of investment policies.

Illiquid and Restricted Securities
Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be liquidated within seven days in the ordinary course of business without taking a materially reduced price. In addition, a Portfolio may invest in securities that are subject to legal or contractual restrictions on resale, including securities purchased pursuant to Rule 144A and Section 4(2) of the Securities Act of 1933.


Cash or Cash Equivalents
Aeltus reserves the right to depart temporarily from a Portfolio's investment objective by investing up to 100% of its assets in cash or money market instruments for defense against potential market declines.



                     RISK FACTORS AND OTHER CONSIDERATIONS


General Considerations
The different types of securities purchased and investment techniques used by Aeltus involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the issuing company, and preferred stocks have price risk and some interest rate and credit risk. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are generally more affected by changes in interest rates and provide less price stability than securities with short term maturities (for example, one to ten years). Also, on each debt security, there is a risk of principal



10 Aetna Generation Portfolios, Inc.

and interest default which will be greater with higher-yielding, lower-grade securities. High-yield bonds may provide a higher return but with added risk. In addition, foreign securities have currency risk.



Portfolio Turnover
Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. Although Aeltus does not purchase securities with the intention of profiting from short-term trading, Aeltus may buy and sell securities when Aeltus believes such action is appropriate. Turnover rates for each of the Portfolio in excess of 100% may result in higher transaction costs (which are borne directly by the respective Portfolio). See "Financial Highlights" for the actual turnover rates for the respective Portfolios and see the Statement for additional information.


Foreign Securities
The purchase of foreign securities may involve certain additional risks. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.


Depositary Receipts
The Portfolios may acquire American Depositary Receipts which are dollar denominated depositary receipts, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. All depositary receipts will be considered foreign securities for purposes of a Portfolio's investment limitation concerning investment in foreign securities. See the Statement for more information.



Real Estate Securities
A Portfolio's investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, equity REITS may be dependent upon management skill, may not be diversified, and may be subject to the risks of obtaining adequate financing for projects on favorable terms.



High-Yield Bonds
A Portfolio may invest in high-yield bonds. These securities are rated BB/Ba or below by S&P and Moody's, respectively, or, if unrated, are considered by Aeltus to be of comparable quality. These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest. Although high-yield bonds are high risk investments, they may be purchased if Aeltus believes that they offer good value. This may happen if, for example, the rating agencies have, in Aeltus' opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.


Derivatives
Derivatives can be volatile investments and involve certain risks. As described above under "Investment Techniques--Options, Futures and Other Derivative Instruments," the Portfolios may use derivative instruments, including U.S. Government derivatives.


Generally, the risks involved in using derivatives include the risk that the derivative may experience greater price swings than other securities and may be less liquid than other securities.



                                            Aetna Generation Portfolios, Inc. 11

Options and futures contracts can be volatile investments and involve certain risks, including, but not limited to: no assurance that futures contracts transactions can be effected at favorable prices; possible reduction in a Portfolio's total return and yield; possible reduction in the value of the futures instrument; the inability of a Portfolio to limit losses by closing its position due to lack of a liquid secondary market or due to daily limits of price fluctuation; imperfect correlation between the value of the contracts and the related securities; and potential losses in excess of the amount invested in the futures contracts themselves.

The use of futures involves a high degree of leverage because of the low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited gains or losses to a Portfolio. The amount of gains or losses on investments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors.


In writing puts, there is the risk that a Portfolio may be required to buy the underlying security (or other instrument) at a disadvantageous price. In writing calls, a Portfolio may forego profits on an increase in the price of an underlying security if the purchaser exercises the call option. Purchasing put and call options involve the risk of losing the entire purchase price of the option.


The use of forward currency contracts may reduce the gain that otherwise would result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, each Portfolio limits its exposure to the amount of its assets denominated in the foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks, because the Portfolio could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

Cross-hedging entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge. These risks are described in greater detail in the Statement.


Variable Rate Instruments, When-Issued and Delayed-Delivery Transactions When-issued, delayed-delivery and variable rate instruments may be subject to liquidity risks and risks of loss of principal due to market fluctuations. Each Portfolio will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the Portfolio's commitments to purchase securities on a when-issued or delayed-delivery basis. For more information about these securities, see the Statement.



Special Considerations
Investors should be aware that the investment results of the Portfolios depend in part upon Aeltus' ability to anticipate correctly the relative performance of stocks, bonds and money market instruments. While Aeltus has substantial experience in managing all asset classes, there can be no assurance Aeltus will always allocate assets to the best performing sectors. A Portfolio's performance would suffer if a major portion of its assets were allocated to stocks in a declining market or, similarly, if a major portion of its assets were allocated to bonds at a time of adverse interest rate movement.



                                 CONCENTRATION


No Portfolio may invest 25% or more of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to 75% of a Portfolio's total assets, no Portfolio will invest more than 5% of its total assets in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer.



12 Aetna Generation Portfolios, Inc.

                    MANAGEMENT OF THE GENERATION PORTFOLIOS

Directors
The operations of each Portfolio are managed under the direction of the Directors. The Directors set broad policies for the Fund and each Portfolio. Information about the Directors is found in the Statement.


Investment Adviser
Aeltus has entered into an investment advisory agreement with the Fund on behalf of each Portfolio which provides that Aeltus is responsible for managing the assets of each Portfolio in accordance with its investment objective and policies. Aeltus is a Connecticut corporation with its principal offices located at 242 Trumbull Street, Hartford, Connecticut 06103-1205. Aeltus is registered as an investment adviser with the Commission. Aeltus is entitled to receive a monthly fee from the Fund at an annual rate of 0.60% of the average daily net assets of each of the Portfolios.



Portfolio Transactions and Commissions
Subject to the supervision of the Directors, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions, subject to its duty to obtain best execution. See the Statement for more information.


Portfolio Management
The following individuals are primarily responsible for the day-to-day management of the Portfolios, as indicated below. All of the following individuals may also decide as a group what strategy may benefit all of the Portfolios.


Kevin M. Means, Managing Director, Aeltus, is the lead portfolio manager for the Portfolios and has been responsible for determining the allocation of investments since the Fund's inception in January 1995. Mr. Means joined Aetna in July 1994 after serving as Chief Investment Officer at INVESCO Management and Research, Boston, since 1993. He also served from 1987 to 1993 as the Director of Quantitative Research and Equity Portfolio Manager at INVESCO Capital Management, Atlanta. Mr. Means is also responsible for the selection of large capitalization stocks for the Portfolios. Mr. Means is supported by a team of investment professionals, each of whom focuses on a particular asset class:



Vince Fioramonti, Vice President, Aeltus, is responsible for the selection of international stocks and bonds for the Portfolios. Mr. Fioramonti manages international stocks and non-U.S. dollar government bonds for several Aeltus investment funds. Mr. Fioramonti joined Aetna in 1994 after serving as Vice President for The Travelers Investment Management Company. He began his investment career with Travelers in 1988.



Yaniv Tepper, Vice President, Aeltus, is responsible for the selection of Real Estate Investment Trust (REIT) holdings on the equity side, and non-agency mortgage backed securities on the fixed income side for the Portfolios. Mr. Tepper has been managing real estate securities for several investment funds managed by Aeltus since 1994. Mr. Tepper joined the Aetna organization in 1994 as an Associate in the Real Estate Investments Group. Prior thereto, Mr. Tepper consulted in the area of real estate finance.



Donald Townswick, Vice President, Aeltus, is responsible for the selection of small- and mid-cap stocks for the Portfolios. Mr. Townswick has been managing small- and mid-cap stocks for several investment funds managed by Aeltus. Mr. Townswick joined Aetna in July 1994 after serving as a Vice President at INVESCO Management and Research for two years.



Jeanne Wong-Boehm, Managing Director, Aeltus, is responsible for the selection of U.S. Dollar Bonds and money market investments for the Portfolios. Ms. Wong-Boehm joined Aetna in 1983 as a fixed


                                            Aetna Generation Portfolios, Inc. 13
income portfolio analyst and in 1989 she was assigned primary responsibility for the money market operations.



Administrator
The Fund has appointed Aeltus as administrator for each Portfolio. Aeltus has responsibility for certain administrative and internal accounting and reporting services, maintenance of relationships with third party service providers such as the Transfer Agent and custodians, shareholder communications, calculation of the net asset value per share (NAV) and other financial reports prepared for the Portfolios (collectively referred to as Administrative Services). Aeltus is entitled to the following fees from the Fund for providing administrative services, on an annual rate based on average daily net assets of the Fund:



 Administrative Fee              Fund Assets
--------------------   ------------------------------
  0.075%                  On the first $5 billion
  0.050%               On all assets over $5 billion

As administrator, Aeltus may contract with other entities to perform certain Administrative Services.


                    REIMBURSEMENTS/FEE WAIVER ARRANGEMENTS


Aeltus has agreed to waive a portion of its fee or to reimburse the Portfolios for certain expenses so that aggregate expenses do not exceed 0.80% of each Portfolio's net assets. These waiver/reimbursement arrangements are voluntary on Aeltus' part and may be modified or eliminated at any time. These reimbursement/fee waiver arrangements will increase total return.



Without these arrangements, aggregate expenses based on a percentage of net assets for Ascent VP, Crossroads VP and Legacy VP would have been 0.83%, 0.85% and 0.91%, respectively. These expenses are estimates based on expenses incurred for the year ended December 31, 1997 restated to reflect changes in the Administrative Services agreement.


                       PURCHASE AND REDEMPTION OF SHARES


Purchases and redemptions of shares may be made only by insurance companies for their separate accounts at the direction of Participants. Please refer to the documents pertaining to your contract or policy for information on how to direct investments in or redemptions from a Portfolio and any fees that may apply. Orders for the purchase or redemption of shares of each Portfolio that are received before the close of regular trading on the New York Stock Exchange
(NYSE) (normally 4 p.m. eastern time) are effected at the respective net asset value per share determined that day, as described below (see Net Asset Value). The insurance company shall be the designee of the Fund (and thus the Portfolios) for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by the Fund, provided that the Fund receives notices of the order by 9:30 the next day on which the NYSE is open for trading. The Fund reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Commission.


                                NET ASSET VALUE

The NAV of each Portfolio is determined as of the earlier of 15 minutes after the close of the NYSE or 4:15 p.m. eastern time on each day that the NYSE is open for trading. Each Portfolio's NAV is computed by taking the total value of a Portfolio's securities, plus any cash or other assets (including dividends and interest accrued but not collected) and subtracting all liabilities (including accrued expenses), and dividing the total by the number of shares outstanding. Portfolio securities are valued primarily by independent pricing services, based on market quotations. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined under the authority of the Directors.


14 Aetna Generation Portfolios, Inc.

                              GENERAL INFORMATION

Incorporation
The Fund was incorporated under the laws of Maryland on October 14, 1994.

Capital Stock
The Fund is authorized to issue two billion shares of capital stock, par value $0.001 per share. All shares are nonassessable, transferable and redeemable. There are no preemptive rights.

Shareholder Meetings
The Fund is not required and does not intend to hold annual shareholder meetings. The Fund's Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of the Fund's outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

Voting Rights
Each share of the Fund is entitled to one vote for each full share and fractional votes for fractional shares. Separate votes are taken by a Portfolio only if the matter affects or requires the vote of only that Portfolio. The insurance companies holding the shares in their separate accounts will generally request voting instructions from the Participants and generally must vote the shares in proportion to the voting instructions received. Voting rights for VA Contracts and VLI Policies are discussed in the prospectus for the applicable contract or policy.

Mixed Funding
Because Portfolios of the Fund are sold to fund variable annuity contracts and variable life insurance policies issued by Aetna, certain conflicts of interest could arise. If a conflict of interest were to occur, one of the separate accounts invested in a Portfolio of the Fund might withdraw its investment in a Portfolio, which might force the Portfolio to sell its investment at disadvantageous prices, causing its per share value to decrease. The Directors have agreed to monitor events in order to identify any material irreconcilable conflicts which might arise and to determine what action, if any, should be taken to address such conflict.


Principal Underwriter
Aetna Life Insurance and Annuity Company (Aetna) is the principal underwriter for the Fund. Aetna is a Connecticut corporation, and is a wholly-owned subsidiary of Aetna Retirement Holdings, Inc. and an indirect wholly-owned subsidiary of Aetna Inc.



Custodian
Mellon Bank, N.A., is the custodian for the Fund.


                                  TAX MATTERS

Each Portfolio intends to continue to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts so that the Participants should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company separate accounts. Participants should review the prospectus for their VA Contract or VLI Policy for information regarding the tax consequences to them of purchasing a contract or policy.


                                            Aetna Generation Portfolios, Inc. 15

                                   YEAR 2000


Aetna Inc. (referred to collectively with its subsidiaries and affiliates as "Aetna Inc.") has developed and is currently executing a plan to make its computer systems and applications accommodate date-sensitive information relating to the Year 2000. The plan covers four stages including (i) inventory,
(ii) assessment, (iii) remediation and (iv) testing and certification. Aetna Inc. is currently in the assessment or remediation stages of its plan for the systems and applications related to the Fund, including those relating to Aeltus. Testing and certification of these systems is targeted for completion by mid-1999. The costs of these efforts will not affect the Fund.

Aeltus and the Fund also have relationships with broker dealers, transfer agents, custodians and other securities industry participants and service providers that are not affiliated with Aetna Inc. Aetna Inc. is currently examining its relationships with third parties as part of its Year 2000 plan. While Aeltus believes that United States securities industry participants generally are preparing their computer systems and applications to accommodate Year 2000 date-sensitive information, preparation by third parties is outside Aetna Inc.'s, Aeltus' and the Fund's control. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Fund, including, without limitation, its operation or the valuation of its assets.


16 Aetna Generation Portfolios, Inc.

-----------------------------------------
     INVESTMENT ADVISER

    Aeltus Investment Management, Inc.
    242 Trumbull Street
    Hartford, Connecticut 06103-1205


     CUSTODIAN

    Mellon Bank N.A.
    One Mellon Bank Center
     Pittsburgh, Pennsylvania 15258


     TRANSFER, DIVIDEND DISBURSING
     AND REDEMPTION AGENT

    Firstar Trust Company
    P.O. Box 701
    Milwaukee, Wisconsin 53201-0701


     INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP
    CityPlace II
     Hartford, Connecticut 06103-4103
-----------------------------------------

            [AETNA LOGO]



Aetna Life Insurance and Annuity Company

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Statement of Additional Information dated: May 1, 1998





                                AETNA GENERATION

                               PORTFOLIOS, INC.
                             151 Farmington Avenue
                       Hartford, Connecticut 06156-8962


This Statement of Additional Information (Statement) is not a prospectus and should be read in conjunction with the current prospectus for Aetna Generation Portfolios, Inc. dated May 1, 1998. A free prospectus is available by writing to Aetna Generation Portfolios, Inc. at the address listed above or calling 1-800-525-4225.


                     Read the prospectus before you invest.



                               TABLE OF CONTENTS



General Information and History .............................................     2
Additional Investment Restrictions and Policies of the Portfolios ...........     2
Description of Various Securities and Investment Techniques .................     4
Directors and Officers ......................................................    17
Control Persons and Principal Shareholders ..................................    21
The Investment Advisory Agreements ..........................................    21
The Administrative Services Agreement .......................................    21
The License Agreement .......................................................    22
Custodian ...................................................................    22
Independent Auditors ........................................................    22
Principal Underwriter .......................................................    22
Brokerage Allocation and Trading Policies ...................................    22
Description of Shares .......................................................    24
Purchase and Redemption of Shares ...........................................    24
Net Asset Value .............................................................    24
Per formance Information ....................................................    25
Tax Matters .................................................................    25
Voting Rights ...............................................................    30
Financial Statements ........................................................    31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        GENERAL INFORMATION AND HISTORY


Aetna Generation Portfolios, Inc. (Fund) was incorporated in 1994 in Maryland. The Fund is an open-end diversified management investment company. The Fund is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized three series: Aetna Ascent VP (Ascent VP); Aetna Crossroads VP (Crossroads VP); and Aetna Legacy VP (Legacy VP). Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser for each of the Portfolios.



The investment objective and general investment policies of each Portfolio are described in the prospectus.


       ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES OF THE PORTFOLIOS

The investment policies and restrictions of the Portfolios, set forth below, are matters of fundamental policy for purposes of the Investment Company Act of 1940 (1940 Act) and therefore cannot be changed, with regard to a particular Portfolio, without the approval of a majority of the outstanding voting securities of that Portfolio as defined by the 1940 Act. This means the lesser of: (i) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of a Portfolio.


As a matter of fundamental policy, no Portfolio will:


 (1) with respect to 75% of the value of its total assets hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are excluded from these restrictions;


 (2) concentrate its investments in any one industry, except that a Portfolio may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, banker's acceptances, or securities of banks and bank holding companies;


 (3) make loans, except that, to the extent appropriate under its investment program, a Portfolio may (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets;


 (4) issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts or related options shall not be considered to involve the issuance of senior


2 Aetna Generation Portfolios, Inc.

     securities; and (e) subject to fundamental restrictions, a Portfolio may borrow money as authorized by the 1940 Act;

 (5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (a) to the extent appropriate under its investment program, a Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (b) a Portfolio may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Portfolio holds a security that is collateralized by an interest in real estate and the security defaults);

 (6) invest in commodity contracts, except that a Portfolio may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; may engage in transactions on a when-issued or forward commitment basis; and may enter into forward currency contracts;

 (7) borrow money, except that (a) a Portfolio may enter into certain futures contracts and options related thereto; (b) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, a Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, a Portfolio may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; or

 (8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Portfolio, that Portfolio may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended (1933 Act).


The Fund has also adopted certain other investment restrictions reflecting the current investment practices of the Portfolios that may be changed by the Fund's Board of Directors (Directors) and without shareholder vote. Some of these restrictions are described in the prospectus. In addition, the Portfolios will not:


 (1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio, as described here and in the prospectus;

 (2) invest in companies for the purpose of exercising control or management;

 (3) purchase the securities of any other investment company, except as permitted under the 1940 Act;

 (4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals; or


 (5) invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus shall determine



                                             Aetna Generation Portfolios, Inc. 3
     whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; or



 (6) invest in securities issued by any entity listed in the Wall Street Journal's Quarterly "Corporate Performance Report" under the heading "Consumer, Noncyclical-Tobacco," or are otherwise determined by Aeltus to be primarily involved in the production or distribution of tobacco products.

Where a Portfolio's investment objective or policies restrict it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change.


          DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES


Options, Futures and Other Derivative Instruments
Each Portfolio may use derivative instruments as described below and in the prospectus under "Investment Techniques." The following provides additional information about these instruments.

Futures Contracts--Each Portfolio may enter into futures contracts as described in the prospectus but subject to restrictions described below under "Restrictions on the Use of Futures and Related Option Contracts." A Portfolio may enter into futures contracts or options thereon, which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (the "CFTC").

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific commodity, financial instrument(s) or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments or commodities, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equities prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most United States futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and, as noted, temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount


4 Aetna Generation Portfolios, Inc.

that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Portfolio with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Portfolio' futures contracts. A margin deposit is intended to assure the Portfolios' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.


If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Portfolio. These daily payments to and from a Portfolio are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Portfolio will mark to market the current value of its open futures contracts. Each Portfolio expects to earn interest income on its initial margin deposits.



When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will maintain in a segregated account held by the custodian, cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.



Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Portfolio relative to the size of the margin commitment. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.


A Portfolio can enter into options on futures contracts. See "Call and Put Options" below. The risk involved in writing options on futures contracts or market indices is that there could be an increase in the market value of such contracts or indices. If that occurred, the option would be exercised and the Portfolio involved would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Portfolios' obligation might be more or less than the premium received when it originally wrote the option. Further, the Portfolio might occasionally not be able to close the option because of insufficient activity in the options market.


Call and Put Options--Each Portfolio may purchase and write (sell) call options and put options including options on securities, indices and futures subject to the restrictions described in this section and under "Restrictions on the Use of Futures and Option Contracts." Call options may be written on securities only



                                             Aetna Generation Portfolios, Inc. 5
if they are covered. A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder
(buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus.



No Portfolio may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. No Portfolio will write a call option on a security unless the call is covered, i.e., it already owns the underlying security. Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the put or call remains outstanding. The Portfolios will not write call options on when-issued securities.



So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction. To secure the writer's obligation to deliver the underlying security, a writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges.


When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.



A call option sold by a Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus held in accordance with regulatory requirements, if a Portfolio holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian.



The Portfolios may purchase and write call options on indices as well as on any individual security, as described below. The Portfolios will use these techniques primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index, particularly if Aeltus considers these instruments to be undervalued relative to the prices of particular securities or of the securities that comprise that index.



An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The Portfolios may, in particular, purchase call options on an index (or a particular security) to protect against increases in the price of securities underlying that index (or individual securities) that the Portfolio(s) intends to purchase pending its ability to invest in such securities in an orderly manner.



In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when



6 Aetna Generation Portfolios, Inc.

it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.



If a put option is sold by a Portfolio, the Portfolio will maintain cash and/or liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is less than the exercise price of the put sold if the Portfolio maintains in a segregated account with the custodian, liquid securities with an aggregate value equal to the difference. The writer of a put therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. A Portfolio may write put options on debt securities or futures, only if such puts are covered by segregated liquid assets. A Portfolio will not write a put if it will require more than 50% of the Portfolio's net assets to be segregated to cover the put obligation.


In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. Writing a put covered by segregated liquid assets equal to the exercise of the put has the same economic effect as writing a covered call option. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price; however, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.



A Portfolio may purchase put options when Aeltus believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Portfolio's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.



The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that Portfolio. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Portfolio. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.


Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Portfolio to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Portfolio will be able to effect a closing transaction at a favorable price. If a Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to


                                             Aetna Generation Portfolios, Inc. 7
be at market risk on the security. A Portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. From time to time, a Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assignment, rather than delivering such security. In such cases additional brokerage commissions will be incurred.

A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio. Any profits from writing covered call options are considered short-term gain for federal income tax purposes and, when distributed by a Portfolio, are taxable as ordinary income.


Foreign Futures Contracts and Foreign Options--The Portfolios may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (the "NFA") nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors which trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on United States futures exchanges. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.


Options on Foreign Currencies--Each Portfolio may write and purchase calls on foreign currencies. A Portfolio may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In the event of rate fluctuations adverse to a Portfolio's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by a Portfolio on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire


8 Aetna Generation Portfolios, Inc.

and which is denominated in the currency underlying the option. This is a "cross-hedging" strategy. In such circumstances, the Portfolio collateralizes the position by maintaining in a segregated account cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


Forward Exchange Contracts--Each Portfolio may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Portfolio may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a "transaction hedge"); or to lock in the value of an existing portfolio security (a "position hedge"); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of forward exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Portfolio may also enter into a forward exchange contract to sell a foreign currency which differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, A Portfolio may experience losses or gains on both the underlying security and the cross currency hedge.


Each Portfolio may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


There is no limitation as to the percentage of a Portfolio's assets that may be committed to forward exchange contracts. The Portfolios will not enter into a "cross hedge," unless it is denominated in a currency or currencies that Aeltus believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated.



The Fund's custodian will segregate liquid securities of a Portfolio having a value equal to the aggregate amount of that Portfolio's commitments under forward contracts entered into with respect to position hedges and cross hedges. If the value of the securities segregated declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolios to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or a Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.



The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional


                                             Aetna Generation Portfolios, Inc. 9
foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.
Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transactions costs.


At or before the maturity of a forward exchange contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.


The cost to a Portfolio of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a forward contract.


Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.



Restrictions on the Use of Futures and Related Option Contracts--A Portfolio may purchase and sell futures contracts and related options under the following conditions: at the time of entering into a contract (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Portfolio's total assets (60% in the case of Crossroads VP and 100% in the case of Ascent VP) at market value and (b) no more than 5% of the assets, shall be committed to margin deposits in relation to futures contracts. CFTC regulations require that to prevent a Portfolio from being a commodity pool, the Portfolios enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Portfolios' net assets, after taking into account realized profits and unrealized losses on such futures contracts.



Interest Rate Swap Transactions--Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Portfolio under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Portfolio's loss


10 Aetna Generation Portfolios, Inc.

will consist of the net amount of contractual interest payments that a Portfolio has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Portfolio's interest rate swap transactions on an ongoing basis. A Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."



Additional Risk Factors in Using Derivatives--In addition to any risk factors which may be described elsewhere in this section, or in the prospectus, the following sets forth certain information regarding the potential risks associated with a Portfolio's transactions in derivatives.



Risk of Imperfect Correlation--A Portfolio's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Portfolio would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).


The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Portfolio will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Portfolio.



Each Portfolio will purchase or sell futures contracts or options for hedging purposes only if, in Aeltus' judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the assets being hedged for the hedge to be effective. There can be no assurance that Aeltus' judgment will be accurate.



                                            Aetna Generation Portfolios, Inc. 11

Potential Lack of a Liquid Secondary Market--The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Portfolio to post additional cash or cash equivalents as the value of the position fluctuates. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Portfolio will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Portfolio, which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' judgment concerning the general direction of interest rates is incorrect, a Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if a Portfolio has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.


Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Fund does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Portfolios.



Repurchase Agreements
Each Portfolio may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Directors. A repurchase agreement allows a Portfolio to determine the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Portfolio. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, a Portfolio may incur costs in liquidating the securities (or other collateral for the agreement), or a loss if the securities (or collateral) decline in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Portfolio's ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by a Portfolio.


12 Aetna Generation Portfolios, Inc.

Repurchase agreements maturing in more than seven days will not exceed 10 percent of the total assets of a Portfolio.



Variable Rate Demand Instruments
Variable rate demand instruments (including floating rate instruments) held by a Portfolio may have maturities of more than one year, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Portfolio may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Portfolio will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities that are subject to the Portfolio's policies and restrictions on illiquid securities.


Foreign Securities
Investments in securities of foreign issuers, including futures and options contracts, offer potential benefits not available solely through investment in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. The Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Currently, direct investment in equity securities in China and Taiwan is restricted, and investments may be made only through a limited number of approved vehicles. At present this includes investment in listed and unlisted investment companies, subject to limitations under the 1940 Act. Investment in these closed-


                                            Aetna Generation Portfolios, Inc. 13
end funds may involve the payment of additional premiums to acquire shares in the open-market and the yield of these securities will be reduced by the operating expenses of such companies. In addition, an investor should recognize that he will bear not only his proportionate share of the expenses of the Portfolio, but also indirectly bear similar expenses of the underlying closed-end fund. Also, as a result of a Portfolio's policy of investing in closed-end mutual funds, investors in the Portfolio may receive taxable capital gains distributions to a greater extent than if he or she had invested directly in the underlying closed-end fund.


Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.


Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange typically, Luxembourg, as well as in the United States, and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories.


Mortgage-Related Debt Securities
Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially-appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.


Pass-through, mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Portfolio might be converted to cash, and the Portfolio could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.



As noted in the prospectus, the Portfolios may also invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).



CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an "average life"--the average time to receipt


14 Aetna Generation Portfolios, Inc.

of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.



Both CMOs and REMICs are issued by private entities. Their securities are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. The underlying mortgages may be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features.


Asset-Backed Securities
Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, or credit card receivables. The payments from the collateral are passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

Asset-backed securities may be subject to the type of prepayment risk discussed above due to the possibility that prepayments on the underlying assets will alter the cash flow. Faster prepayments will shorten the security's average life and slower prepayments will lengthen it.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.



High-Yield Bonds
The Portfolios may invest in high-yield bonds, which are fixed income securities that offer a current yield above that generally available on higher quality debt securities. These securities are regarded as speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Portfolio's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Portfolio's objectives, Aeltus seeks to identify situations in which the rating agencies have not fully perceived the value of the security or in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.



The yields earned on high-yield bonds generally are higher than those of higher quality securities with the same maturities because of the additional risks associated with them. These risks include:




 (1) Sensitivity to Interest Rate and Economic Changes. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade


                                            Aetna Generation Portfolios, Inc. 15
    corporate bonds because the prices of high-yield bonds tend not to rise as much as the prices of these other bonds.



    Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of high-yield bonds owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Portfolio's net asset value. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.



 (2) Payment Expectations. High-yield bonds, like other debt instruments, present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Also, the value of these securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield bonds than in the case of investment grade bonds.



 (3) Liquidity and Valuation Risks. High-yield bonds are often traded among a small number of broker-dealers rather than in a broad secondary market. Purchasers of these securities in the past tended to be institutions rather than individuals, a factor that further limits the secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.



 (4) Limitations of Credit Ratings. The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's Investors Service, Inc. and Standard & Poor's Corporation are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Portfolio's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.



 (5) Legislation. Legislation may have a negative impact on the market for high-yield bonds, such as legislation requiring federally insured savings and loan associations to divest themselves of their investments in these securities.


Zero Coupon and Pay-in-Kind Securities
The Portfolios may invest in zero coupon securities and pay-in-kind securities. In addition, the Portfolios may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (cash payment date) and therefore are issued and traded at a discount from their face amounts or par value.


16 Aetna Generation Portfolios, Inc.

The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. The market prices of zero coupon, STRIPS and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Portfolio may realize no return on its investment, because these securities do not pay cash interest.

Convertibles
A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Warrants
Warrants allow the holder to subscribe for new shares in the issuing company within a specified time period, according to a predetermined formula governing the number of shares per warrant and the price to be paid for those shares. Warrants may be issued separately or in association with a new issue of bonds, preferred stock, common stock or other securities.

Covered warrants allow the holder to purchase existing shares in the issuing company, or in a company associated with the issuer, or in a company in which the issuer has or may have a share stake which covers all or part of the warrants' subscription rights.

When-Issued or Delayed-Delivery Securities
During any period that a Portfolio has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, that Portfolio will maintain a segregated account consisting of liquid securities. To the extent that the market value of securities held in this segregated account falls below the amount that the Portfolio will be required to pay on settlement, additional assets may be required to be added to the segregated account. Such segregated accounts could affect the Portfolio's liquidity and ability to manage its portfolio. When a Portfolio engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to invest securities held in the segregated account more advantageously. A Portfolio will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the purchasing Portfolio at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.


Portfolio Turnover
The Portfolios' policy on portfolio turnover is discussed in the prospectus. The portfolio turnover rates for the years ended December 31, 1996 and 1997 were 109.77% and 124.82% for Ascent VP; 105.66% and 103.08% for Crossroads VP; and 111.11% and 85.01% for Legacy VP, respectively.



                            DIRECTORS AND OFFICERS

The investments and administration of the Fund are under the supervision of the Directors. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk


                                            Aetna Generation Portfolios, Inc. 17

(*). All Directors and officers hold similar positions with certain other investment companies in the same Fund Complex. The Fund Complex presently consists of Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund (Series B and Series C), Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Portfolio Partners, Inc.




-----------------------------------------------------------------------------------------------
                                                       Principal Occupation During Past Five
                                                     Years (and Positions held with Affiliated
                             Position(s) Held          Persons or Principal Underwriters of
  Name, Address and Age       with each Fund                         the Fund)
-----------------------------------------------------------------------------------------------
  J. Scott Fox*             Director and         Director, Managing Director, Chief Operating
  242 Trumbull Street       President            Officer, Chief Financial Officer, Aeltus
  Hartford, Connecticut                          Investment Management, Inc. (Aeltus),
  Age 42                                         October 1997 to present; Vice President,
                                                 Aetna Retirement Services, Inc., April 1997 to
                                                 present; Director and Senior Vice President,
                                                 Aetna Retirement Holdings, Inc., April 1997 to
                                                 February 1998; Director and President, Aetna
                                                 Life Assignment Company, September 1997
                                                 to present; Director and Senior Vice
                                                 President, Aetna Life Insurance and Annuity
                                                 Company, March 1997 to February 1998;
                                                 Director, Managing Director, Chief Operating
                                                 Officer, Chief Financial Officer and Treasurer,
                                                 Aeltus, April 1994 to March 1997; Managing
                                                 Director and Treasurer, Equitable Capital
                                                 Management Corp., March 1987 to
                                                 September 1993; Director, Aeltus Capital,
                                                 Inc., March 1996 to July 1997; Managing
                                                 Director, Chief Financial Officer, Aeltus
                                                 Capital, Inc., March 1996 to April 1997;
                                                 Director, Aeltus Trust Company, Inc., May
                                                 1996 to July 1997; Managing Director, Chief
                                                 Operating Officer, Chief Financial Officer and
                                                 Treasurer, Aeltus Trust Company, Inc., May
                                                 1996 to April 1997; Director and President,
                                                 Aetna Investment Management (Bermuda)
                                                 Holding, Ltd., May 1996 to October 1997.

-----------------------------------------------------------------------------------------------
  Wayne F. Baltzer          Vice President       Assistant Vice President, Aetna Life In-
  242 Trumbull Street                            surance and Annuity Company, May 1991 to
  Hartford, Connecticut                          present; Vice President, Aetna Investment
  Age 54                                         Services, Inc., July 1993 to present.

-----------------------------------------------------------------------------------------------
  Amy R. Doberman           Secretary            Counsel, Aetna Life Insurance and Annuity
  151 Farmington Avenue                          Company, December 1996 to present;
  Hartford, Connecticut                          Attorney, Securities and Exchange Com-
  Age 36                                         mission, March 1990 to November 1996.

-----------------------------------------------------------------------------------------------
  Maria T. Fighetti         Director             Manager/Attorney, Health Services, New
  325 Piermont Road                              York City Department of Mental Health,
  Closter, New Jersey                            Mental Retardation and Alcohol Services,
  Age 54                                         1973 to present.

18 Aetna Generation Portfolios, Inc.


-----------------------------------------------------------------------------------------------
                                                      Principal Occupation During Past Five
                                                    Years (and Positions held with Affiliated
                             Position(s) Held         Persons or Principal Underwriters of
Name, Address and Age         with each Fund                        the Fund)
-----------------------------------------------------------------------------------------------
David L. Grove              Director,            Private Investor; Economic/Financial Consult-
5 The Knoll                 Chairperson          ant, December 1985 to present.
Armonk, New York            Contract
Age 79                      Committee

-----------------------------------------------------------------------------------------------
John Y. Kim*                Director             Director, President, Chief Executive Officer,
242 Trumbull Street                              Chief Investment Officer, Aeltus Investment
Hartford, Connecticut                            Management, Inc., December 1995 to
Age 37                                           present; Director, Aetna Life Insurance and
                                                 Annuity Company, February 1995 to present;
                                                 Senior Vice President, Aetna Life Insurance
                                                 and Annuity Company, September 1994 to
                                                 present.
-----------------------------------------------------------------------------------------------
Sidney Koch                 Director             Financial Adviser, self-employed, January
455 East 86th Street                             1993 to present.
New York, New York
Age 62

-----------------------------------------------------------------------------------------------
Frank Litwin                Vice President       Managing Director, Aeltus Investment Man-
242 Trumbull Street                              agement, Inc., August 1997 to present; Vice
Hartford, Connecticut                            President, Fidelity Investments Institutional
Age 48                                           Services Company, April 1992 to August
                                                 1997.

-----------------------------------------------------------------------------------------------
Shaun P. Mathews*           Director             Vice President/Senior Vice President, Aetna
151 Farmington Avenue                            Life Insurance and Annuity Company, March
Hartford, Connecticut                            1991 to present; Vice President, Aetna Life
Age 42                                           Insurance Company, 1991 to present;
                                                 Director and Senior Vice President, Aetna
                                                 Investment Services, Inc., July 1993 to
                                                 present; Director and Senior Vice President,
                                                 Aetna Insurance Company of America,
                                                 September 1992 to present.

-----------------------------------------------------------------------------------------------
Corine T. Norgaard          Director             Dean of the Barney School of Business,
556 Wormwood Hill                                University of Hartford (West Hartford, CT),
Mansfield Center,                                August 1996 to present; Professor,
Connecticut                                      Accounting and Dean of the School of
Age 60                                           Management, Binghamton University
                                                 (Binghamton, NY), August 1993 to August
                                                 1996; Professor, Accounting, University of
                                                 Connecticut (Storrs, CT), September 1969 to
                                                 June 1993; Director, The Advest Group
                                                 (holding company for brokerage firm) through
                                                 September 1996.


                                            Aetna Generation Portfolios, Inc. 19


-----------------------------------------------------------------------------------------------
                                                     Principal Occupation During Past Five
                                                   Years (and Positions held with Affiliated
                             Position(s) Held         Persons or Principal Underwriters of
Name, Address and Age         with each Fund                       the Fund)
-----------------------------------------------------------------------------------------------
  Richard G. Scheide        Director,            Trust and Private Banking Consultant, David
  11 Lily Street            Chairperson          Ross Palmer Consultants, July 1991 to
  Nantucket,                Audit Committee      present.
  Massachusetts
  Age 68
-----------------------------------------------------------------------------------------------
  Stephanie A. Taylor       Vice President,      Vice President Mutual Fund Accounting,
  242 Trumbull Street       Treasurer and        Aeltus Investment Management, Inc., Nov-
  Hartford, Connecticut     Chief Financial      ember 1995 to present; Director Mutual Fund
  Age 44                    Officer              Accounting, Aetna Life Insurance and Annuity
                                                 Company, August 1994 to November 1995;
                                                 Assistant Vice President, Investors Bank &
                                                 Trust, January 1993 to August 1994.
-----------------------------------------------------------------------------------------------

During the period ended December 31, 1997, members of the Board of Directors who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Fund. As of December 31, 1997, the unaffiliated members of the Board of Directors received compensation in the amounts included in the following table. None of these Directors were entitled to receive pension or retirement benefits.


                              Aggregate       Total Compensation from the
     Name of Person,      Compensation from      Fund and Fund Complex
        Position               the Fund            Paid to Directors
-------------------------------------------------------------------------
  Corine Norgaard             $  1,344                $  55,500
  Director
-------------------------------------------------------------------------
  Sidney Koch                 $  1,356                $  56,000
  Director
-------------------------------------------------------------------------
  Maria T. Fighetti           $  1,344                $  55,500
  Director
-------------------------------------------------------------------------
  Richard G. Scheide          $  1,477                $  61,000
  Director, Chairperson
  Audit Committee
-------------------------------------------------------------------------
  David L. Grove              $  1,392*               $  57,500*
  Director, Chairperson
  Contract Committee

* Mr. Grove elected to defer all such compensation under an existing deferred compensation plan.

  The Fund has obtained an order from the Securities and Exchange Commission (Commission) which allows the members of the Board of Directors who are not affiliated with Aetna Inc. or any of its subsidiaries to defer all or a portion of their compensation in accordance with the terms of a new Deferred Compensation Plan (the "Plan"). Under the Plan, compensation deferred by an unaffiliated Director is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more series of Aetna Series Fund, Inc. designated by the Director. The amount paid to the unaffiliated Director under the Plan will be based upon the performance of such investments. Deferral of compensation in accordance with the Plan will have a negligible effect on the assets, liabilities and net income per share of any Portfolio and will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director.


20 Aetna Generation Portfolios, Inc.

                  CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of December 31, 1997 all of the shares of the Generation Portfolios were owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (VA Contracts) and variable life insurance policies (VLI Policies). It is currently expected that all shares will be held by separate accounts of Aetna Life Insurance and Annuity Company (Aetna) and its subsidiary, Aetna Insurance Company of America, Inc. (AICA), on behalf of their respective separate accounts. See "Voting Rights" below.

Aetna is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is in turn an indirect wholly-owned subsidiary of Aetna Inc. Aetna's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna is registered with the Commission as an investment adviser.


                      THE INVESTMENT ADVISORY AGREEMENTS

The Fund, on behalf of each Portfolio, has entered into investment advisory agreements (Advisory Agreements) appointing Aeltus as the Investment Adviser of each Portfolio. These Advisory Agreements were approved by the Directors on December 10, 1997, and replace investment advisory agreements with Aetna. Each Advisory Agreement will be effective through December 31, 1998. The Advisory Agreements will remain in effect thereafter if approved at least annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the 1940 Act (Independent Directors), at a meeting called for that purpose, and held in person. Each Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by the Directors or by a majority vote of the outstanding voting securities of that Portfolio, or by Aeltus. The Advisory Agreements terminate automatically in the event of assignment. Under the Advisory Agreements and subject to the supervision of the Directors of the Fund, Aeltus has responsibility for supervising all aspects of the operations of each Portfolio including the selection, purchase and sale of securities on behalf of each Portfolio. Under the Advisory Agreements, Aeltus is given the right to delegate any or all of its obligations to a subadviser.

The Advisory Agreements provide that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or Directors of the Fund and each Portfolio is responsible for payment of all other of its costs.

For the services under the Advisory Agreements, Aeltus will receive an annual fee, payable monthly, as described in the prospectus.

Prior to the date of this Statement, Aetna served as investment adviser to each Portfolio. Aetna received investment advisory fees as follows:



                       For Year Ended        For Year Ended       For Year Ended
                     December 31, 1997     December 31, 1996     December 31, 1995
                    -------------------   -------------------   ------------------
  Ascent VP              $ 584,891             $ 136,513              $44,673
  Crossroads VP            495,598               129,138               44,352
  Legacy VP                315,966               105,706               43,540

                     THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating net asset values; (6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Directors.

For its services, each Portfolio pays Aeltus an annual fee, payable monthly, as described in the prospectus.

                                            Aetna Generation Portfolios, Inc. 21

Prior to the date of this Statement Aetna acted as Administrator. Aetna received administrative service fees as follows:


                       For Year Ended        For Year Ended       For Year Ended
                     December 31, 1997     December 31, 1996     December 31, 1995
                    -------------------   -------------------   ------------------
  Ascent VP               $146,223              $34,751               $96,041
  Crossroads VP            123,899               26,567                96,465
  Legacy VP                 78,991               21,226                96,465

                             THE LICENSE AGREEMENT

The Fund uses the service mark of Aetna Generation Portfolios, Inc. and the name "Aetna" with the permission of Aetna Inc. granted under a License Agreement. The continued use is subject to the right of Aetna Inc. to withdraw this permission in the event Aeltus or another subsidiary or affiliated corporation of Aetna Inc. should not be the investment adviser of the Fund.


                                   CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258 serves as custodian for the assets of the Portfolios. The custodian does not participate in determining the investment policies of a Portfolio or in deciding which securities are purchased or sold by a Portfolio. A Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


                             INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, City Place II, Hartford, Connecticut 06103-4103 serves as independent auditors to the Fund. KPMG Peat Marwick LLP provides audit services, assistance and consultation in connection with Commission filings.


                             PRINCIPAL UNDERWRITER


Shares of the Generation Portfolios are offered on a continuous basis. Aetna has agreed to use its best efforts to distribute the shares as the principal underwriter of the Portfolios pursuant to an Underwriting Agreement between it and the Fund. The Agreement was originally approved on June 18, 1996 and is scheduled to continue through December 31, 1998. The Underwriting Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Variable Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons," as that term is defined in the 1940 Act, of Aetna, and who are not interested persons of the Fund, appearing in person at a meeting called for the purpose of approving such Agreement. This Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or Aetna or by vote of holders of a majority of a Variable Portfolio's shares without the payment of any penalty.



                   BROKERAGE ALLOCATION AND TRADING POLICIES


Subject to the supervision of the Directors, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Portfolios' portfolio transactions, subject to Aeltus' duty to obtain best execution.



22 Aetna Generation Portfolios, Inc.

Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolios and other investment companies, services related to the execution of trades in a Portfolio's securities and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Portfolio personnel with respect to computerized systems and data furnished to the Portfolios as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to Aeltus.

Research services furnished by brokers through whom the Fund effects securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Fund.

Consistent with Federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Portfolios.

The Portfolios have not effected and have no present intention of effecting any brokerage transactions in portfolio securities with Aeltus or any other affiliated person of the Fund. If Aeltus effects brokerage transactions through any affiliated person of the Fund or with any affiliated person of such person in the future, all such transactions will comply with Rule 17e-1 under the 1940 Act.

Aeltus acts as investment adviser to other investment companies registered under the 1940 Act. The Directors and Aeltus have adopted policies designed to prevent disadvantaging the Portfolios in placing orders for the purchase and sale of securities.

A Portfolio and another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Portfolio, the relative size of Portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.


                                            Aetna Generation Portfolios, Inc. 23

Brokerage commissions were paid as follows:



                       For Year Ended        For Year Ended      For Period Ended
                     December 31, 1997     December 31, 1996     December 31, 1995
                    -------------------   -------------------   ------------------
  Ascent VP               $416,625              $97,427               $58,624
  Crossroads VP            264,845               69,844                48,862
  Legacy VP                126,465               39,942                40,590



For the fiscal year ended December 31, 1997, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services provided:


  Ascent VP                  $41,042
  Crossroads VP               24,769
  Legacy VP                   12,212



The Directors have adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell a security to another registered investment company or series thereof advised by Aeltus.



The Fund is subject to a Code of Ethics, approved by the Directors, governing personal trading by persons who manage, or who have access to trading activity by, a Portfolio. The Code of Ethics allows personal trades to be made in securities that may be held by a Portfolio. However, it prohibits a person from taking advantage of Portfolio trades or from acting on inside information. Aeltus has also adopted a Code of Ethics, which the Directors review annually.



No brokerage business was placed with any brokers affiliated with Aetna during 1997.


                             DESCRIPTION OF SHARES

The Articles of Incorporation authorize the Fund to issue two billion shares of common stock with a par value of $.001 per share. The shares are nonassessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. Shares, when issued, will be fully paid and nonassessable.


                       PURCHASE AND REDEMPTION OF SHARES

Shares of a Portfolio are purchased and redeemed at the net asset value next determined after receipt of a purchase or redemption order in acceptable form as described in the prospectus under "Purchase and Redemption of Shares" and "Net Asset Value."


                                NET ASSET VALUE


Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities (other than high-yield bonds) are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the



24 Aetna Generation Portfolios, Inc.

securities or a service providing quotations based upon the assessment of market-makers in those securities. High-yield bonds are valued at the last bid price of such securities obtained from a broker.


Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.


                            PERFORMANCE INFORMATION

Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $10,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $10,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $10,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.

The performance of the Portfolios may, from time to time, be compared to that of other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

The performance of the Portfolios is commonly measured as total return. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $10,000 ("P") over a period of time ("n") according to the formula:

                                 P(1+T)[n exponent] = ERV

The total returns of the Portfolios calculated based on the formula above for the periods ended December 31, 1997 are:



Total Return Quotations as of December 31, 1997:


                       1 Year      Since Inception     Inception Date
                    -----------   -----------------   ---------------
  Ascent VP             19.90%           21.85%           7/05/95
  Crossroads VP         17.57%           18.50%           7/05/95
  Legacy VP             14.50%           14.96%           7/05/95



                                  TAX MATTERS

The following is only a summary of certain additional tax considerations generally affecting each Portfolio and its shareholders which are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning.



Qualification as a Regulated Investment Company
Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, (Code). As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (Distribution Requirement), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under


                                            Aetna Generation Portfolios, Inc. 25
specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.


In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement). For purposes of these calculations, gross income includes tax-exempt income.


In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.

For purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option ) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.


Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by a Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.



Transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.

Because only a few regulations regarding the treatment of swap agreements and other financial derivatives have been issued, the tax consequences of transactions in these types of instruments are not always entirely clear. The Fund intends to account for derivatives transactions in a manner deemed by it to be


26 Aetna Generation Portfolios, Inc.

appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Portfolio as a regulated investment company and/or its compliance with the diversification requirement under Code
Section 817(h) might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Portfolio to qualify as a regulated investment company may limit the extent to which a Portfolio will be able to engage in swap agreements.

A Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (PFICS) for federal income tax purposes. If a Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualifying electing portfolio (QEP) in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gain from the PFIC. If a Portfolio does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEP, then in general
(1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

Under recently proposed Treasury Regulations a Portfolio can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Portfolio's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Portfolio as ordinary income, and the Portfolio's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If a Portfolio makes such election in the first taxable year it holds PFIC stock, the Portfolio will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.


Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Portfolio


                                            Aetna Generation Portfolios, Inc. 27
controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts
Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions may be considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.


Excise Tax on Regulated Investment Companies
If a Portfolio has shareholders that are not VA Contract or VLI Policy holders and those shareholders have invested more than $250,000 in the Portfolio for any portion of the Portfolio's fiscal year, that Portfolio will be subject to a 4% non-deductible excise tax unless it meets certain requirements. In order to avoid the excise tax, a regulated investment company must distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 998 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


28 Aetna Generation Portfolios, Inc.

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Portfolio Distributions
Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to the shareholders as ordinary income and treated as dividends for federal income tax purposes, but they may qualify for the dividends-received deduction for corporate shareholders to the extent discussed below.



Each Portfolio may either retain or distribute to the shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shareholders have held shares or whether such gain was recognized by a Portfolio prior to the date on which the shareholder acquired the shares.



If a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. Where a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. All distributions paid to Aetna, whether characterized as ordinary income or capital gain, are not taxable to VA Contract or VLI Policy holders.



Ordinary income dividends paid by a Portfolio with respect to a taxable year may qualify for the dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by a Portfolio from domestic corporations for the taxable year and if the shareholder meets eligibility requirements in the Code. A dividend received by the Portfolio will not be treated as a qualifying dividend
(1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246(a). Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (ii) by application of Code Section 246(b) which in general limits the dividends-received deduction.


Alternative Minimum Tax (AMT) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net


                                            Aetna Generation Portfolios, Inc. 29
operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental super-fund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

Distributions by a Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions paid to shareholders are generally reinvested in additional shares. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.



Tax Effect on Contract Owners and Policy Owners
Owners of VA Contracts and VLI Policies are taxed through prior ownership of such contracts and policies, as described in the insurance company's prospectus for the applicable contract or policy.


Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Portfolio.


                                 VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. The shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Policies. The insurance com-


30 Aetna Generation Portfolios, Inc.

pany depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Policies through to Contract holders or Participants as described in the prospectus for the applicable VA Contract or VLI Policy.

Once the initial Board is elected, no meeting of the shareholders for the purpose of electing Directors will be held unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, or shareholders holding 10% or more of the outstanding shares request such a vote. The Directors then in office will call a shareholder meeting for election of Directors. Vacancies occurring between any such meetings shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Directors holding office have been elected by the shareholders.

Special shareholder meetings may be called when requested in writing by the holders of not less than 10% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.


Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors. Directors may be removed from office (1) at any time by two-thirds vote of the Directors; (2) by a majority vote of Directors where any Director becomes mentally or physically incapacitated; (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares;
(4) by written declaration filed with Mellon Bank, N.A., the Fund's custodian, signed by two-thirds of a Portfolio's shareholders. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Generation Portfolios, in which event the holders of the remaining shares will be unable to elect any person as a Director.


The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders. The Directors may also amend the Articles without the vote or consent of shareholders if they deem it necessary to conform the Articles to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Directors shall not be liable for failing to do so.


                             FINANCIAL STATEMENTS


The Financial Statements, and independent auditors report thereon, are incorporated here by reference to the Fund's Annual Report dated December 31, 1997. The Annual Report is available upon request and without charge by calling 1-800-525-4225 or by writing to Aetna Generation Portfolios, Inc., 151 Farmington Avenue, Hartford, CT 06156.



                                            Aetna Generation Portfolios, Inc. 31

                                     PART C
                                     ------

                                OTHER INFORMATION
                                -----------------

Item 24.  Financial Statements and Exhibits

       (a)  Financial Statements:
            (1) Included in Part A:
                  Financial Highlights

            (2) Incorporated by reference in Part B to the Fund's Annual report dated December 31, 1997 on Form N-30D (File No. 811-8934), as filed electronically with the Securities and Exchange Commission on March 5, 1998 (Accession No. 0000950146-98-000359):
                  Audited Financial Statements for Aetna Ascent Variable Portfolio(1), Aetna Crossroads Variable Portfolio(2) and Aetna Legacy Variable Portfolio(3), which include the following:

                       Portfolios of Investments as of December 31, 1997 Statements of Assets and Liabilities as of December
                       31, 1997
                       Statements of Operations for the year ended December 31, 1997
                       Statements of Changes in Net Assets for the years ended December 31, 1997 and 1996
                       Notes to Financial Statements
                       Financial Highlights for Each of the Years Ended in the Two Year Period December 31, 1997 and the Period ending
                         December 31, 1995
                       Independent Auditors' Report

                  1. Renamed Aetna Ascent VP effective May 1, 1998.
                  2. Renamed Aetna Crossroads VP effective May 1, 1998.
                  3. Renamed Aetna Legacy VP effective May 1, 1998.

       (b)  Exhibits:
              (1)(a)   Articles of Incorporation(1)
              (1)(b)   Articles Supplementary(2)
              (1)(c)   Articles of Amendment
              (2)      Amended Bylaws(2)
              (3)      Not applicable
              (4)      Investment Defining Rights of Holders(3)
              (5) Investment Advisory Agreement between Aeltus Investment Management, Inc. ("Aeltus") and Aetna Generation Portfolios, Inc., on behalf of Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP(4)
              (6) Underwriting Agreement between Aetna Life Insurance and Annuity Company and Aetna Generation Portfolios, Inc.(2)
              (7)      Directors' Deferred Compensation Plan(4)
              (8) Custodian Agreement between Aetna Generation Portfolios, Inc. and Mellon Bank, N.A.(1)
              (9)(a) Administrative Services Agreement between Aeltus and Aetna Generation Portfolios, Inc., on behalf of Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP(4)
              (9)(b)   License Agreement(1)
              (10)     Opinion and Consent of Counsel

              (11)     Consent of Independent Auditors
              (12)     Not applicable
              (13)     Agreement Concerning Initial Capital(1)
              (14)     Not applicable
              (15)     Not applicable
              (16)     Schedule for Computation of Performance Data(2)
              (17)     See exhibit 27 below
              (18)     Not applicable
              (19)(a)  Power of Attorney(5)
              (19)(b)  Authorization for Signature(6)
              (27)     Financial Data Schedule


1. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on June 19, 1995 (Accession No. 0000950109-95-002377).
2. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on April 15, 1997 (Accession No. 0000950146-97-000605).
3. Incorporated by reference Post-Effective Amendment No. 3 to Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on April 25, 1996 (Accession No. 0000950146-96-000588).
4. Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on February 26, 1998 (Accession No. 0000950146-98-000288).
5. Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A (File No. 33-41694), as filed electronically with the Securities and Exchange Commission on January 16, 1998 (Accession No. 0000950146-98-000093).
6. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 333-05173), as filed electronically with the Securities and Exchange Commission on September 26, 1997 (Accession No. 0000950146-97-001480).

Item 25. Persons Controlled by or Under Common Control

         Registrant is a Maryland corporation for which separate financial statements are filed. As of March 31, 1998, Aetna Life Insurance and Annuity Company ("Aetna") owned 100% of Registrant's outstanding voting securities.

         Aetna is an indirectly wholly-owned subsidiary of Aetna Inc.

         A list of all persons directly or indirectly under common control with the Registrant and a list which indicates the principal business of each such company referenced in the diagram are incorporated herein by reference to Item 26 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 333-01107), as filed electronically with the Securities and Exchange Commission on April
         7, 1998 (Accession No. 0000950146-98-000564).

Item 26. Number of Holders of Securities

         (1) Title of Class                         (2) Number of Record Holders
                                                        as of March 31, 1998
                                                        --------------------

         Aetna Ascent Variable VP                                 2
           (formerly Aetna Ascent Portfolio)
         Aetna Crossroads Variable VP                             2
           (formerly Aetna Crossroads Portfolio)
         Aetna Legacy Variable VP                                 2
            (formerly Aetna Legacy Portfolio)

Item 27. Indemnification

         Article 9, Section (d) of the Registrant's Articles of Incorporation, incorporated by reference to Registrant's Registration Statement on Form N-1A (File No. 33-88334), as filed electronically on June 19, 1995 (Accession No. 0000950109-95-002377), provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers errors and omissions liability insurance policy issued by Gulf Insurance Company which expires October 1, 1999.

         Section XI.B of the Administrative Services Agrement filed herewith as
         Exhibit 9(a)) provides for indemnification of the Administrator.

         Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 28.  Business and Other Connections of Investment Adviser

          The investment adviser, Aeltus Investment Management, Inc. ("Aeltus"), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc. (formerly Aetna Investment Adviser Fund, Inc.), Aetna GET Fund, Aetna Variable Portfolios, Inc., and Aetna Series Fund, Inc. (all management investment companies registered under the Investment Company Act of 1940 (the "1940 Act")). It also acts as investment adviser to certain private accounts.

          The following table summarizes the business connections of the directors and principal officers of the investment adviser.

----------------------------- ---------------------------------- -------------------------------------------------------
Name                          Positions and Offices              Other Principal Position(s) Held
----                          with Investment Adviser            Since Oct. 31, 1995/Addresses*/**
                              -----------------------            ---------------------------------------
----------------------------- ---------------------------------- -------------------------------------------------------
J. Scott Fox                  Director, Managing Director,       Director and President (since September 1997)
                              Chief Operating Officer,           -- Aetna Life Assignment Company; Vice
                              Chief Financial Officer            President (since April 1997) -- Aetna Retirement
                                                                 Services, Inc.; Director and Senior Vice
                                                                 President (April 1997 - February 1998) -- Aetna
                                                                 Retirement Holdings, Inc.; Director and Senior
                                                                 Vice President (March 1997 - February 1998) --
                                                                 Aetna Life Insurance and Annuity Company;
                                                                 Managing Director, Chief Operating Officer,
                                                                 Chief Financial Officer, Treasurer (April 1994 -
                                                                 March 1997) -- Aeltus Investment Management,
                                                                 Inc.; Director (March 1996 - July 1997) -- Aeltus
                                                                 Capital, Inc.; Managing Director, Chief
                                                                 Financial Officer (March 1996 - April 1997) --
                                                                 Aeltus Capital, Inc.; Director (May 1996 - July
                                                                 1997) -- Aeltus Trust Company, Inc.; Managing
                                                                 Director, Chief Operating Officer, Chief
                                                                 Financial Officer and Treasurer (May 1996 -
                                                                 April 1997) -- Aeltus Trust Company, Inc.;
                                                                 Director and President (May 1996 - October
                                                                 1997) -- Aetna Investment Management
                                                                 (Bermuda) Holding, Ltd.


----------------------------- ---------------------------------- -------------------------------------------------------
Name                          Positions and Offices              Other Principal Position(s) Held
----                          with Investment Adviser            Since Oct. 31, 1995/Addresses*/**
                              -----------------------            ---------------------------------------
----------------------------- ---------------------------------- -------------------------------------------------------
Timothy A. Holt               Director                           Senior Vice President (September 1997 -
                                                                 February 1998) -- Aetna Retirement Holdings,
                                                                 Inc.; Director (since September 1997) -- Aetna
                                                                 Investment Services, Inc.; Senior Vice President
                                                                 and Chief Financial Officer (February 1996 -
                                                                 February 1998) -- Aetna Life Insurance and
                                                                 Annuity Company; Director (March 1996 -
                                                                 February 1998) -- Aetna Retirement Holdings,
                                                                 Inc.; Vice President (September 1996 -
                                                                 September 1997) -- Aetna Retirement Holdings,
                                                                 Inc.; Vice President, Portfolio
                                                                 Management/Investment Group (June 1991 -
                                                                 February 1996) -- Aetna Inc. (formerly known as
                                                                 Aetna Life and Casualty Company).

John Y. Kim                   Director, President, Chief         Director (since February 1995) -- Aetna Life
                              Executive Officer, Chief           Insurance and Annuity Company; Senior Vice
                              Investment Officer                 President since September 1994) -- Aetna Life
                                                                 Insurance and Annuity Company.

Thomas J. McInerney           Director                           President (since August 1997) -- Aetna
                                                                 Retirement Services, Inc.; Director and President
                                                                 (since September 1997) -- Aetna Life Insurance and
                                                                 Annuity Company; Director and President (since
                                                                 September 1997) -- Aetna Retirement Holdings,
                                                                 Inc.; Director and President (since September
                                                                 1997) -- Aetna Insurance Company of America;
                                                                 Executive Vice President (since August 1997) --
                                                                 Aetna Inc.; Vice President, Strategy (March 1997 -
                                                                 August 1997) -- Aetna Inc.; Vice President,
                                                                 Marketing and Sales (December 1996 - March 1997)
                                                                 -- Aetna U.S. Healthcare; Vice President, National
                                                                 Accounts (April 1996 - December 1996) -- Aetna
                                                                 U.S. Healthcare; Vice President, Strategy,
                                                                 Finance, & Administration (July 1995 - April 1996)
                                                                 -- Aetna Inc.

Peter B. Canoni               Managing Director, Equity          Managing Director (since January 1996) -- Aeltus
                              Investments                        Trust Company; Registered Representative (since
                                                                 March 1994) -- Aeltus Capital, Inc.


----------------------------- ---------------------------------- -------------------------------------------------------
Name                          Positions and Offices              Other Principal Position(s) Held
----                          with Investment Adviser            Since Oct. 31, 1995/Addresses*/**
                              -----------------------            ---------------------------------------
----------------------------- ---------------------------------- -------------------------------------------------------
Lennart A. Carlson            Managing Director, Fixed           Managing Director (since January 1996) -- Aeltus
                              Income Investments                 Trust Company; Registered Representative (since
                                                                 February 1993) -- Aeltus Capital, Inc.

Steven C. Huber               Managing Director, Fixed           Portfolio Manager (August 1991 - August 1996)
                              Income Investments                 -- Aetna Life Insurance and Annuity Company;
                                                                 Managing Director (since August 1996) --
                                                                 Aeltus Trust Company.

Brian K. Kawakami             Vice President, Chief              Chief Compliance Officer & Director (since January
                              Compliance Officer                 1996) -- Aeltus Trust Company; Chief Compliance
                                                                 Officer (since August 1993) -- Aeltus Capital, Inc.

Neil Kochen                   Managing Director, Product         Managing Director (since April 1996) -- Aeltus
                              Development                        Investment Management, Inc.; Managing Director
                                                                 (since April 1996) -- Aeltus Trust Company;
                                                                 Managing Director (since August 1996) -- Aeltus
                                                                 Capital, Inc.; Managing Director (July 1994 -
                                                                 August 1996) -- Aetna Life Insurance and Annuity
                                                                 Company.

Frank Litwin                  Managing Director, Retail          Vice President, Strategic Marketing (April, 1992
                              Marketing and Sales                - August, 1997) -- Fidelity Investments Institutional
                                                                 Services Company.

Kevin M. Means                Managing Director, Equity          Managing Director (July 1994 - August 1996) --
                              Investments                        Aetna Life Insurance and Annuity Company; Managing
                                                                 Director (since August 1996) -- Aeltus Trust Company.

L. Charles Meythaler          Managing Director,                 Managing Director (since April 1997) -- Aeltus
                              Institutional Marketing and        Investment Management, Inc.; Director (since
                              Sales                              July 1997) -- Aeltus Trust Company; Managing
                                                                 Director (since June 1997) -- Aeltus Trust Company;
                                                                 President (June 1993 - April 1997) -- New England
                                                                 Investment Association.


----------------------------- ---------------------------------- -------------------------------------------------------
Name                          Positions and Offices              Other Principal Position(s) Held
----                          with Investment Adviser            Since Oct. 31, 1995/Addresses*/**
                              -----------------------            ---------------------------------------
----------------------------- ---------------------------------- -------------------------------------------------------
Jeanne Wong-Boehm             Managing Director, Fixed           Portfolio Manager (March 1982 - August 1996) --
                              Income Investments                 Aetna Life Insurance and Annuity Company;
                                                                 Portfolio Manager (March 1982 - August 1996) --
                                                                 Aetna Inc.; Managing Director (since August 1996)
                                                                 -- Aeltus Trust Company; egistered Representative
                                                                 (since August 1996) -- Aeltus Capital, Inc.

       * Except with respect to Messrs. Holt and McInerney, the principal business address of each person named is 242 Trumbull Street, Hartford, Connecticut 06103-1205. The address of Messrs. Holt and McInerney is 151 Farmington Avenue, Hartford, Connecticut 06156.
      ** Certain officers and directors of the investment adviser currently hold
         (or have held during the past two years) other positions with affiliates of the Registrant that are not deemed to be principal positions.

Item 29. Principal Underwriters

     (a) In addition to serving as the principal underwriter for the Registrant, Aetna also acts as the principal underwriter for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc. (formerly Aetna Investment Adviser Fund, Inc.), Aetna GET Fund and Aetna Variable Portfolios, Inc. and as investment adviser, principal underwriter and administrator for Portfolio Partners, Inc. (all management investment companies registered under the 1940 Act). Additionally, Aetna acts as the principal underwriter and depositor for Aetna Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Aetna Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America ("AICA") (a separate account of AICA registered as a unit investment trust under the 1940 Act).

     (b) The following are the directors and principal officers of the
         Underwriter:


Name and Principal                  Positions and Offices                           Positions and Offices
Business Address*                   with Principal Underwriter                      with Registrant
-----------------                   --------------------------                      ---------------
Thomas J. McInerney                  Director and President                         None

Robert D. Friedhoff                  Senior Vice President                          None

John Y. Kim                          Senior Vice President                          Director

Shaun P. Mathews                     Director and Senior Vice President             Director

Catherine H. Smith                   Director, Senior Vice President and            None
                                     Chief Financial Officer


Kirk P. Wickman                      Vice President, General Counsel and            None
                                     Corporate Secretary

Deborah Koltenuk                     Vice President and Treasurer, Corporate        None
                                     Controller

Frederick D. Kelsven                 Vice President and Chief Compliance            None
                                     Officer

*    Except with respect to Mr. Kim, the principal business address of all directors and officers listed is
     151 Farmington Avenue, Hartford, Connecticut 06156.  Mr. Kim's address is 242 Trumbull Street, Hartford,
     Connecticut 06103-1205.

         (c)      Not applicable

Item 30. Location of Accounts and Records


          As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 151 Farmington Avenue, Hartford, Connecticut 06156 or 242 Trumbull Street, Hartford, Connecticut 06103-1205.

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

          The Registrant undertakes that if requested by the holders of at least 10% of the Registrant's outstanding shares, the Registrant will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting as if Section 16(c) of the 1940 Act applied.

          The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without charge.

          Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Generation Portfolios, Inc. certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 33-88334) and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut, on the 27th day of April, 1998.

                                               AETNA GENERATION PORTFOLIOS, INC.
                                               ---------------------------------
                                                         (Registrant)

                                               By        J. Scott Fox*
                                                  ------------------------------
                                                         J. Scott Fox
                                                         President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on April 27, 1998 in the capacities indicated.

Signature               Title                                      Date
---------               -----                                      ----

J. Scott Fox*           President and Director                )
----------------------  (Principal Executive Officer)         )
J. Scott Fox                                                  )
                                                              )
Maria T. Fighetti*      Director                              )    April
----------------------                                        )
Maria T. Fighetti                                             )    27, 1998
                                                              )
David L. Grove*         Director                              )
----------------------                                        )
David L. Grove                                                )
                                                              )
John Y. Kim*            Director                              )
----------------------                                        )
John Y. Kim                                                   )
                                                              )
Sidney Koch*            Director                              )
----------------------                                        )
Sidney Koch                                                   )
                                                              )
Shaun P. Mathews*       Director                              )
----------------------                                        )
Shaun P. Mathews                                              )
                                                              )
Corine T. Norgaard*     Director                              )
----------------------                                        )
Corine T. Norgaard                                            )
                                                              )

Richard G. Scheide*     Director                              )
----------------------                                        )
Richard G. Scheide                                            )
                                                              )
Stephanie A. Taylor*    Treasurer and Chief Financial Officer )
----------------------  (Principal Financial                  )
Stephanie A. Taylor     and Accounting Officer)               )


By:  /s/ Amy R. Doberman
     -------------------
     *Amy R. Doberman
      Attorney-in-Fact

(Executed pursuant to Power of Attorney dated December 10, 1997 and filed with the Securities and Exchange Commission on January 16, 1998 (Accession No. 0000950146-98-000093)).

                        Aetna Generation Portfolios, Inc.
                                  EXHIBIT INDEX

 Exhibit No.                                 Exhibit                       Page
 -----------                                 -------                       ----
99-(b)(1)(a)  Articles of Incorporation                                     *

99-(b)(1)(b)  Articles Supplementary                                        *

99-(b)(1)(c)  Articles of Amendment                                       ______

99-(b)(2)     Amended Bylaws                                                *

99-(b)(4)     Instrument Defining Rights of Holders                         *

99-(b)(5)     Investment Advisory Agreement between Aeltus Investment       *
              Management, Inc. ("Aeltus") and Aetna Generation
              Portfolios,  Inc., on behalf of Aetna Ascent VP, Aetna
              Crossroads VP and Aetna Legacy VP

99-(b)(6)     Underwriting Agreement between Aetna Life Insurance and       *
              Annuity Company and Aetna Generation Portfolios, Inc.

99-(b)(7)     Directors' Deferred Compensation Plan                         *

99-(b)(8)     Custodian Agreement between Aetna Generation Portfolios,      *
              Inc. and Mellon Bank, N.A

99-(b)(9)(a)  Administrative Services Agreement between Aeltus and Aetna    *
              Generation Portfolios, Inc., on behalf of Aetna Ascent VP,
              Aetna Crossroads VP and Aetna Legacy VP

99-(b)(9)(b)  License Agreement                                             *

99-(b)(10)    Opinion and Consent of Counsel                              ______

99-(b)(11)    Consent of Independent Auditors                             ______

99-(b)(13)    Agreement Concerning Initial Capital                          *

99-(b)(16)    Schedule for Computation of Performance Data                  *

99-(b)(19)(a) Power of Attorney                                             *

99-(b)(19)(b) Authorization for Signature                                   *

27            Financial Data Schedule
                                                                          ______

*Incorporated by reference